Vote this proxy card TODAY!  Your prompt response will
save Daily Tax-Exempt Money Fund - Initial Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
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DAILY TAX-EXEMPT MONEY FUND: DAILY TAX-EXEMPT MONEY FUND - INITIAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Tax-Exempt Money Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 9, 1997 at 10:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(cusip #233816107/fund #084 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS AND THE LISTED CANDIDATES.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
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
1.   To elect the 12 nominees specified below as             [  ] FOR all          [  ]            1.
     Trustees:  J. Gary Burkhead; Ralph F. Cox; Phyllis    nominees listed         WITHHOLD
     Burke Davis; Robert M. Gates; Edward C. Johnson,      (except as marked to    authority to
     3d; E. Bradley Jones; Donald J. Kirk; Peter S.        the contrary below).    vote for all
     Lynch; William O. McCoy; Gerald C. McDonough;                                 nominees.
     Marvin L. Mann; and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.      To ratify the selection of Price Waterhouse LLP as         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
        independent accountants of Daily Tax-Exempt Money
        Fund.

3.      To amend Daily Tax-Exempt Money Fund's Trust               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
        Instrument to provide dollar-based voting rights for
        shareholders of the trust.

5(a).   To approve an amended Management Contract for the          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5(a)
        fund.  Approval of Proposal 5(a) is contingent upon
        approval of Proposal 5(b).

5(b)    To approve a new Distribution and Service Plan for         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5(b)
 .       Initial Class shares of the fund.  Approval of Proposal
        5(b) is contingent upon approval of Proposal 5(a).

8.      To amend the fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
        limitation concerning diversification.


DMFTE-PXC-0397                                        cusip#233816107/fund
#084 H